SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

ForSmall Cap Value Fund

                Effective immediately, Erik C. Astheimerand Michael Schneider, CFA are added as co-Portfolio Managers of the Fund. Biographical descriptions for Messrs. Astheimer and Schneider are already included among the Portfolio Manager biographies listed for Wells Capital Management. The first sentence of the biographical descriptions of Messrs. Astheimer and Schneider is replaced with the following, respectively:

“Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which he has managed since 2008, and the Small Cap Value Fund, which he has managed since 2011.”

“Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which he has managed since 2008, and the Small Cap Value Fund, which he has managed since 2011.”

September 12, 2011                                                                                                                                                            SCIT091/P204SP2